BAKER 500 GROWTH FUND

                              OF THE RBB FUND, INC.

                               Institutional Class
                                     Class S

                       Supplement dated September 11, 2003
         to Prospectus dated December 2, 2002 as revised March 21, 2003


THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

THIS SUPPLEMENT CONTAINS REVISIONS TO THE FUND'S EXPENSE TABLE TO SHOW THE FUND'S CURRENT FEES AND A VOLUNTARY FEE WAIVER BY THE ADVISER. THE SECTION ENTITLED "EXPENSES AND FEES" ON PAGES 3 AND 4 OF THE PROSPECTUS IS REVISED TO READ AS FOLLOWS:

EXPENSES AND FEES

As a shareholder, you pay certain fees and expenses. Annual Fund operating expenses are paid out of Fund assets and are reflected in the Fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table is based on unaudited expenses for the fiscal period January 28, 2003 through August 31, 2003.


SHAREHOLDER FEES                                                                    Institutional    Class S
(fees paid directly from your investment)                                           Shares           Shares (5)
                                                                                    ------           ----------

Maximum sales charge imposed on purchase........................................    None             None
Maximum deferred sales charge...................................................    None             None
Maximum sales charge imposed on reinvested dividends............................    None             None
Redemption fee on shares held 270 days or less (as a percentage of amount
   redeemed) (1)................................................................    1.00%            1.00%
Exchange fee....................................................................    None             None

ANNUAL FUND OPERATING EXPENSES*
(expenses that are deducted from fund assets) (2)

Management fees (3).............................................................    0.98%            0.98%
Distribution and service (12b-1) fees...........................................    None             None
Other expenses (4)..............................................................    1.46%            1.71%
                                                                                    -----            -----
Total annual Fund operating expenses(6).........................................    2.44%            2.69%
                                                                                    =====            =====

* The expense information contained in this table has been restated to reflect current fees.

1. To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 1.00% of the net asset value of all such shares redeemed that have been held for less than 270 days. THE REDEMPTION FEE WILL BE WAIVED FOR ALL SHAREHOLDER REDEMPTIONS UNTIL JANUARY 1, 2004.


2. Annual Fund operating expenses are based on the unaudited expenses incurred for the fiscal period January 28, 2003 through August 31, 2003.

3. The Adviser has agreed to temporarily voluntarily waive its management fee until further notice. This waiver is voluntary and can be modified or terminated at any time without the Fund's consent.

4. "Other expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges for Institutional Shares and Class S Shares.

5. The Fund's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Class S Shares for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder servicing fees are included in the Fund's "Other expenses."

6. As a result of the fee waiver set forth in note 3, the Total annual Fund operating expenses are 1.46% and 1.71% for Institutional Shares and Class S Shares, respectively. Although this fee waiver is expected to remain in effect for the current fiscal year, it is voluntary and may be terminated at any time at the option of the Adviser.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

o    you reinvested all dividends and distributions
o    the average annual total return was 5%
o the percentage amounts charged in "Total annual Fund operating expenses" for your class of shares remain the same over the time periods
o    you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:


                                               1 YEAR          3 YEARS
                                               ------          -------
           Institutional Shares                 $149            $667
           Class S Shares                       $174            $742

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.